UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 31, 2008
Handleman Company

(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806

(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142

(Address of Principal Executive Offices)	(Zip Code)
(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
SIGNATURES
INDEX TO EXHIBITS
EX-10.1
EX-10.2

Section 1. Registrant’s Business and Operations
Item 1.02 Termination of a Material Definitive Agreement
Payoff and Termination of Credit and Guaranty Agreement dated April 30, 2007
On October 31, 2008, Handleman Company (“Handleman”) paid off and terminated the Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger. Handleman remitted to Silver Point fees related to the payoff and termination of $987,616.61.
Handleman believes that cash provided from operations and the sale of assets will provide sufficient liquidity to fund the Company’s, which include any remaining businesses, day-to-day operations provided that the Company is able to sell its remaining assets within a reasonable period of time. If the Company is unable to sell its assets in a reasonable period of time, or if the Company receives substantially less than anticipated, the Company’s liquidity would be dependent upon securing alternative funding. If these actions are unsuccessful, then the Company’s ability to continue as a going concern would be in doubt.
Forward-Looking and Cautionary Statements
This Form 8-K contains forward-looking statements, which are not historical facts. These statements involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results, events and performance could differ materially from those contemplated by these forward-looking statements because of factors affecting any of a number of critical objectives, including, without limitation, maintaining sufficient liquidity to fund our day-to-day operations, retaining key personnel, satisfactory resolution of any outstanding claims or claims which may arise, selling certain of the Company’s assets in a timely manner and for amounts reasonably consistent with the Company’s valuation of those assets, operating in this turbulent financial market, and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Handleman Company notes that the preceding conditions are not a complete list of risks and uncertainties. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY
Date: October 31, 2008	By:	/s/ Rozanne Kokko
		Name:	Rozanne Kokko
		Title:	Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Name
10.1	Payoff letter for the Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger.

10.2	Termination Letter for Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger.